                                                                      EXHIBIT 24


                         CONSENT OF INDEPENDENT ACCOUNTS



         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 6, 2000 relating to the financial statements, which appears in the 1999 Annual Report to Shareholders of Kmart Corporation, which is incorporated by reference in Kmart Corporation's Annual Report on Form 10-K for the year ended January 26, 2000.



PricewaterhouseCoopers LLP
Detroit, Michigan


September 6, 2000